UNCLASSIFIED
FOIA CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.1

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

1 I 10

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		15. PROJECT NO. (If applicable)
P00020	09/01/2015	See Schedule
6. ISSUED BY	CODE ocsc	7. ADMINISTERED BY (If other than Item 6)	CODE:	[**REDACTED**]
[**REDACTED**]		[**REDACTED**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and ZIP Code) DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493		9A. AMENDMENT OF SOLICITATION NO
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO.
x HM021013CN 002
10B. DATED (SEE ITEM 13)
CODE 1CGQ7	FACILITY CODE	07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

0The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.     FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIAT ION DATA(lf required) See Schedule	Net Increase:	[**REDACTED**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 1OA.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Option Exerc ise IAW Special Contract Requirement H.24 and Incremental Funding IAW Para B.1 0, B .15 & B. 16
E. IMPORTANT: Contractor IB] is not. 0 is required to sign this document and return copies to the issuing office. 0

14.DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:31-1420852

DUNS Number:789638418

The purpose of this modification is to exercise Option 5 Contract Year 6 effective 01‑September‑2015 for contract line item (CLIN) 0501 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), CLIN 0504 Value-Added Products And Services, CLIN 0505 Physical Media Delivery and CLIN 0506 System Engineering Services Support. Additi onally, this modification:

A. Provides incremental funding in the amount [**REDACTED**] under CLIN 0501, Service Level Agreement (informational Sub-CLINs 050101 and 050102). CLIN 0501 is funded through 04‑November‑2015.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]
15B. CONTRACTOR/OFFEROR [**REDACTED**]	15C. DATE SIGNED	[**REDACTED**] 16B. UNITED STATES OF AMERICA	16C. DATE SIGNED [**REDACTED**]
(Signature of person authorized to sign)

NSN 7540-01 -152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		2	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

(
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

B. Provides incremental funding in the amount of
[**REDACTED**] under CLIN 0505 (informational
Sub‑CLIN 050501).

C. Provides funding in the amount of
[**REDACTED**] under CLIN 0506 by reallocating
[**REDACTED**] from informational Sub-CLIN 040606
to informational Sub-CLIN 050601.

D. Reallocates Value-Added Products And Services
unused indefinite-quantity ordering CLIN ceiling
value from CLIN 0404 (Option 4 Contract Year 5) to
CLIN 0504.

E. Reallocates Physical Media Delivery unused
indefinite-quantity ordering CLIN ceiling value
from CLIN 0405 (Option 4 Contract Year 5) to CLIN
0505.

F. Reallocates System Engineering Services
Support unused time and material CLIN ceiling value
from CLIN 0406 (Option 4 Contract Year 5) to CLIN
0506.

G. This modification also revises the version
and date for Contract Attachment 2, DD Form 254,
Contract Security Classification Specification
(distributed previously) from Revision 4 dated June
20, 2013 to Revision 1 dated June 17, 2015.

The CLIN ceiling value reallocations have been
mutually agreed to by the Parties (reference NGA
email dated 30-June-2015 and DigitalGlobe, Inc.
email dated 07-July-2015).

Total funding obligated under the Contract
increases by [**REDACTED**] from [**REDACTED**] to
[**REDACTED**].

The total value of the Contract, including
unexercised options, remains unchanged.

These Options are exercised in accordance with the
terms and conditions of the Contract. The
performance period is extended through
31-August-2016. Accordingly, the contract is
modified as follows:

1. Under Section B, Supplies or Services and
Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		3	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

(
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Prices/Costs, Paragraph B.7 Total Contract
Price/Total Contract Funding (change pages 22 and
23 are attached hereto):

a.Under CLIN Series 0400, Contract Year 5:

(1)Under CLIN 0404, the Maximum Total
Price is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. Funds obligated
remain at zero.

(2)Under CLIN 0405, the Maximum Total
Price is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. Funds obligated
remain at zero.

(3)Under CLIN 0406, the Maximum Total
Price is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Obligated
Amount column is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**] as a result of
the combined changes to the Maximum Total Price
and Obligated Amount.

(4)Under Subtotal Contract Year 5 the
Maximum Total Price is decreased by
[**REDACTED**] from [**REDACTED**] to
[**REDACTED**]. The Obligated Amount column is
decreased by [**REDACTED**] from [**REDACTED**] to
[**REDACTED**]. The Unfunded Amount column is
decreased by [**REDACTED**] from [**REDACTED**] to
[**REDACTED**] as a result of the combined changes
to the Maximum Total Price and Obligated Amount.

b.Under CLIN Series 0500, Contract Year 6:

(1)Under CLIN 0501, the Obligated
Amount column is increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is decreased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Maximum

Total Price is unchanged.

(2)Under CLIN 0504, the Maximum Total
Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		4	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

(
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Price is increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. Funds obligated
remain at zero.

(3)Under CLIN 0505, the Maximum Total
Price is increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Obligated
Amount column is increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is increased to [**REDACTED**] as a
result of the combined changes to the Maximum
Total Price and Obligated Amount.

(4)Under CLIN 0506, the Maximum Total
Price is increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Obligated
Amount column is increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is increased to [**REDACTED**] as a
result of the combined changes to the Maximum
Total Price and Obligated Amount.

(5)Under Subtotal Contract Year 6,
the Maximum Total Price is increased by
[**REDACTED**] from [**REDACTED**] to
[**REDACTED**]. The Obligated Amount column is
increased by [**REDACTED**] from
[**REDACTED**] to [**REDACTED**]. The Unfunded
Amount column is decreased to [**REDACTED**] as
a result of the combined changes to the Maximum
Total Price and Obligated Amount.

c. Under Total Contract Value with Options,
the Obligated Amount column is increased by
[**REDACTED**] from [**REDACTED**] to
[**REDACTED**]. The Unfunded Amount column is
decreased by [**REDACTED**] from [**REDACTED**]
to [**REDACTED**]. The Maximum Total Price is
unchanged.

2. Under Section G, Contract Administration Data,
Paragraph G.6, Accounting and Appropriation Data,
the table is revised to reflect the
[**REDACTED**] new obligation under CLIN 0501
informational Sub‑CLINs 050101 and 050102, the
[**REDACTED**] new obligation under CLIN 0505
informational Sub-CLIN 050501, and the
[**REDACTED**] reallocation from CLIN 0406
Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		5	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

(
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

informational Sub-CLIN 040606 to CLIN 0506
informational Sub-CLIN 050601. Change page 34 is
attached hereto.

3. Under Section J - List of Attachments,
Attachment 2, DD Form 254, Contract Security
Classification Specification, Revision 4 dated
June 20, 2013 is revised to read Attachment 2, DD
Form 254, Contract Security Classification
Specification, Revision 1 dated June 17. The DD
Form 254 was provided via separate correspondence.
Change page 64 is attached hereto.

LIST OF CHANGES:

Period Of Performance End Date changed from
31-DEC-2015 to 31-AUG-2016

Obligated Amount for this Modification:

[**REDACTED**]

New Total Obligated Amount for this Award:

[**REDACTED**]

Discount Terms:

Net 30

Payment:

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2016

Change Item 0404 to read as follows(amount shown
is the obligated amount):

Commercial Satellite Imagery - Value-Added
Products and Services.

Obligated Amount: [**REDACTED**]

Award Type: Indefinite-quantity

0404

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt: [**REDACTED**] Max. Amount: [**REDACTED**]

Minimum Guaranteed: N Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES

Period of Performance: 09/01/2014 to 08/31/2015

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		6	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

(
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Change Item 0405 to read as follows(amount shown is the obligated amount):
0405

Commercial Satellite Imagery - Physical Media
Delivery.

Award Type: Indefinite-quantity
Min. Qty: N/A| Max. Quantity: N/A

Min. Amt: [**REDACTED**] | Max. Amount:

[**REDACTED**]
Minimum Guaranteed: N
CLIN VALUE
[**REDACTED**]

Incrementally Funded Amount:
[**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES

Requisition No: NS38G84181AS19

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2014 to 08/31/2015

[**REDACTED**]
0406

Change Item 0406 to read as follows(amount shown
is the obligated amount):

Commercial Satellite Imagery - System Engineering
Services Support. Ceiling Price [**REDACTED**]
Award Type: Time-and-materials

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount:
[**REDACTED**] Product/Service
Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES

Requisition No: NS38G84196AS23

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2014 to 08/31/2015

[**REDACTED**]
040606

Change Item 040606 to read as follows(amount shown is the obligated amount):

System Engineering Services Support. Funding for
RDT&E task(s) as directed

Award Type: Time-and-materials
CLIN VALUE$[**REDACTED**]

Incrementally Funded Amount:
[**REDACTED**] Product/Service Code:

7640

Product/Service Description: MAPS, ATLASES,

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		7	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

CHARTS, & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 0501 to read as follows(amount shown is
the obligated amount):

0501

Commercial Satellite Imagery - Service Level

Agreement For Pixel & Imagery

Acquisition/Operations (Baseline Collection
Capacity).

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS,  & GLOBES

Requisition No: NS38G85099AS13

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 050101 as follows:

[**REDACTED**]
050101

Commercial Satellite Imagery - SLA Funding.

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS,  & GLOBES

Requisition No: NS38G85099AS13

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 050102 as follows:

[**REDACTED**]
050102

Commercial Satellite Imagery - SLA Funding.

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS,  & GLOBES

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		8	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Requisition No: NS38G85099AS13

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0504 to read as follows(amount shown

is the obligated amount):

0504

Commercial Satellite Imagery - Value-Added Products
and Services.

Obligated Amount: [**REDACTED**]

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:[**REDACTED**] | Max. Amount:

[**REDACTED**]

Minimum Guaranteed: N

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS,  & GLOBES

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0505 to read as follows(amount shown

is the obligated amount):

[**REDACTED**]
0505

Commercial Satellite Imagery - Physical Media

Delivery. Ceiling Value [**REDACTED**]

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:[**REDACTED**] | Max. Amount:

[**REDACTED**]

Minimum Guaranteed: N

CLIN VALUE$0.00

Incrementally Funded Amount: $0.00

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS38G85156AS19

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 050501 as follows:

[**REDACTED**]
050501	Commercial Satellite Imagery - Physical Media Delivery Funding Continued ...				[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                            UNCLASSIFIED                                                                                                                                Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		9	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:[**REDACTED**] | Max. Amount:

[**REDACTED**]

Minimum Guaranteed: N

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount[**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS,  & GLOBES

Requisition No: NS38G85156AS19

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0506 to read as follows(amount shown is
the obligated amount):

0506

Commercial Satellite Imagery - System Engineering
Services Support. Ceiling Value [**REDACTED**]

Award Type: Time-and-materials

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount:  [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES, CHARTS,  & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2015 to 08/31/2016

Add Item 050601 as follows:

[**REDACTED**]
050601

System Engineering Services Support. Funding for RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,
CHARTS,  & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                                                                                                                                                                                      Exhibit 10.1

HM0210-13-C-N002-P00020    |

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00020	PAGEOF
		10	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Period of Performance: 09/01/2015 to 08/31/2016
	G-1 Accounting and Appropriation Data				Amount
[**REDACTED**]
	[**REDACTED**]				[**REDACTED**]
[**REDACTED**]
	[**REDACTED**]				[**REDACTED**]
[**REDACTED**]
	[**REDACTED**]				[**REDACTED**]
[**REDACTED**]
	Total:				[**REDACTED**]

Contract Page 22 of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                                                                                                                                                                                      Exhibit 10.1

HM0210-13-C-N002-P00020    |

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

		This	Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Contract Page 22 of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                                                                                                                                                                                      Exhibit 10.1

HM0210-13-C-N002-P00020    |

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount

CLIN Series 0900
0901	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$2,585,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)OPTION PERIODS

B.10(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

Contract Page 23 of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                                                                                                                                                                                      Exhibit 10.1

HM0210-13-C-N002-P00020    |

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

Contract Page 34 of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED – PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION                                                                                                                                                                                                                                                        Exhibit 10.1

HM0210-13-C-N002-P00020    |

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1(U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED
Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW)	January 22, 2014
2	DD Form 254, Contract Security Classification Specification, Revision 1	June 17, 2015
3	Government Furnished Property List	February 28, 2014
4	Small Business Subcontracting Plan	July 6, 2010
5	List of Data Delivered with Government Purpose Rights	July 6, 2010
6	List of Data with Limited Rights	July 6, 2010
7	Nondisclosure Agreement

Contract Page 64 of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1